UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):          December 29, 2006

Omtool, Ltd.

(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-22871	02-0447481
(Commission File Number)	(IRS Employer Identification No.)

6 Riverside Drive
Andover, MA	01810
(Address of Principal Executive Offices)	(Zip Code)

(978) 327-5700
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see  General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.  Completion of Acquisition or Disposition of Assets

Explanatory Note

As previously disclosed on a Current Report on Form 8-K filed with the Securities and Exchange Commission on January 5, 2007 (the “Initial 8-K”), on December 29, 2006, Omtool, Ltd. (the “Company”) completed its acquisition, by merger (the “Merger”), of Blue Chip Technologies Ltd. (“BlueChip”) pursuant to an Agreement and Plan of Merger, dated as of November 13, 2006, by and among the Company, BlueChip, BC Acquisition, Inc., a wholly-owned acquisition subsidiary of the Company, Omtool Healthcare, LLC, a wholly-owned subsidiary of the Company (the “LLC”), and William J. Rynkowski, Jr.  As a result of the Merger, BlueChip became a wholly-owned subsidiary of the Company.  Promptly following the Merger, the Company caused BlueChip to merge with and into the LLC, with the LLC as the surviving entity.

This amendment is being filed to amend and supplement the Initial 8-K, to include the financial statements required by Item 9.01 thereto.

Item 9.01 Financial Statement and Exhibits.

(a)  Financial Statements of Businesses Acquired.

The audited financial statements of BlueChip as of September 30, 2006 and December 31, 2005 and for the nine months ended September 30, 2006 and the twelve months ended December 31, 2005 are attached hereto as Exhibit 99.1 and incorporated herein by reference.

(b)  Pro Forma Financial Information.

The unaudited pro forma combined financial statements of Omtool, Ltd. as of and for the nine months ended September 30, 2006 and for the twelve months ended December 31, 2005, giving effect to the acquisition of BlueChip, are attached hereto as Exhibit 99.2 and incorporated herein by reference.

(d)  Exhibits.

Number	Title

2.1

Agreement and Plan of Merger, dated as of November 13, 2006, by and among Omtool, Ltd., Blue Chip Technologies Ltd., BC Acquisition, Inc., Omtool Healthcare, LLC and William J. Rynkowski, Jr. (filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 14, 2006 and incorporated herein by reference).

99.1	Historical financial statements of Blue Chip Technologies Ltd.

99.2	Pro forma financial information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMTOOL, LTD.

Date: March 16, 2007	By:	/s/ Daniel A. Coccoluto

Daniel A. Coccoluto
Chief Financial Officer, Secretary and Treasurer

EXHIBIT INDEX

Number	Title

2.1

Agreement and Plan of Merger, dated as of November 13, 2006, by and among Omtool, Ltd., Blue Chip Technologies Ltd., BC Acquisition, Inc., Omtool Healthcare, LLC and William J. Rynkowski, Jr. (filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 14, 2006 and incorporated herein by reference).

99.1	Historical financial statements of Blue Chip Technologies Ltd.

99.2	Pro forma financial information.